UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 19, 2010
                                 Date of Report


                                  AMINCOR, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-49669                  88-0376372
(State or other jurisdiction          (Commission             (I.R.S. Employer
     of incorporation)                File Number)           Identification No.)

1350 Avenue of the Americas, 24th FL,
            New York, NY                                            10019
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code (347) 821-3452

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On October 19, 2010, Amincor, Inc., a Nevada corporation (the "Company"), filed a Current Report on Form 8-K (the "Initial 8-K") with the Securities and Exchange Commission disclosing the Company's acquisition of Epic Sports International, Inc., a Nevada Corporation ("Epic").

In accordance with Item 9.01 (b) of Form 8-K, the Initial 8-K did not include the unaudited pro forma combined financial information of the Company and Epic (collectively, the "Financial Information"), and instead contained an undertaking to subsequently file the Financial Information. This amendment is being filed for the purpose of satisfying the Company's undertaking to file the Financial Information required by Item 9.01(a) and (b) of Form 8-K, and this amendment should be read in conjunction with the Initial 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired

Unaudited condensed financial statements of Epic Sports International, Inc. for the nine months ended September 30, 2010.

(b) Pro-Forma Financial Information

The unaudited pro forma condensed consolidating balance sheets as of September 30, 2010, and the unaudited pro forma condensed consolidating statements of operations for the year ended December 31, 2009, and the nine months ended September 30, 2010.

                         EPIC SPORTS INTERNATIONAL, INC.

                         CONDENSED FINANCIAL STATEMENTS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2010
                                   (UNAUDITED)

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

CONTENTS

September 30, 2010
--------------------------------------------------------------------------------

                                                                            Page
                                                                            ----

CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

   Condensed Balance Sheet                                                   1-2

   Condensed Statement of Operations and Accumulated Deficit                   3

   Condensed Statement of Cash Flows                                           4

   Notes to Condensed Financial Statements                                   5-7

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

CONDENSED BALANCE SHEET (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------


ASSETS

CURRENT ASSETS:
  Cash                                                              $     4,309
  Due from factor - related party                                       529,696
  Accounts receivable - net of allowance for doubtful
   accounts of $37,000                                                   37,266
  Inventory, net                                                        304,157
  Prepaid expenses and other current assets                               2,605
                                                                    -----------
      Total current assets                                              878,033

PROPERTY AND EQUIPMENT - net of accumulated depreciation
 of $9,873                                                               15,554

GOODWILL                                                                192,000

INTANGIBLE ASSETS - net of accumulated amortization of $171,627         359,873

OTHER ASSETS                                                              6,496
                                                                    -----------

      Total assets                                                  $ 1,451,956
                                                                    ===========

(Continued)

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

CONDENSED BALANCE SHEET (UNAUDITED) (CONTINUED)

September 30, 2010
--------------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
  Accounts payable - trade                                          $   736,715
  Loans payable - bank line of credit                                    71,701
  Due to shareholder                                                    142,455
  Deferred revenue                                                      156,283
  Loan payable - related party                                          209,774
  Accrued expenses and other current liabilities                        439,493
                                                                    -----------

      Total current liabilities                                       1,756,421
                                                                    -----------
LONG-TERM LIABILITIES:
  Loan payable - SBA                                                     77,568
                                                                    -----------
      Total long-term liabilities                                        77,568
                                                                    -----------

      Total liabilities                                               1,833,989
                                                                    -----------
STOCKHOLDERS' DEFICIT:
  Convertible Preferred Stock, Series A $0.001 par value;
   30,000 shares authorized, 20,000 issued and outstanding                   20
  Common stock, $0.01 par value; 100,000 shares authorized,
   5,000 issued and outstanding                                              50
  Additional paid-in capital                                          4,430,464
  Accumulated deficit                                                (4,812,567)
                                                                    -----------

      Total stockholders' deficit                                      (382,033)
                                                                    -----------

      Total liabilities and stockholders' deficit                   $ 1,451,956
                                                                    ===========

                 The accompanying notes are an integral part of
                     these condensed financial statements.

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

CONDENSED STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT (UNAUDITED)

For the Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------


NET SALES                                                           $ 2,809,986

COST OF SALES                                                         2,114,287
                                                                    -----------

      Gross profit                                                      695,699

SELLING, GENERAL AND ADMINISTRATIVE                                   1,855,173
                                                                    -----------

Loss from operations                                                 (1,159,474)

INTEREST AND OTHER EXPENSES                                             165,844
                                                                    -----------

NET LOSS                                                             (1,325,318)

ACCUMULATED DEFICIT - beginning                                      (3,487,249)
                                                                    -----------

ACCUMULATED DEFICIT - ending                                        $(4,812,567)
                                                                    ===========


                 The accompanying notes are an integral part of
                     these condensed financial statements.

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)

For the Nine Months Ended September 30, 2010
--------------------------------------------------------------------------------


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                          $(1,325,318)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
     Depreciation and amortization                                       64,015
     Changes in other operating assets and liabilities                  689,024
                                                                    -----------

          Net cash used in operating activities                        (572,279)
                                                                    -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Net borrowings from related party - factor                            380,541
  Net borrowings from related party                                     199,787
  Net repayments of line-of-credit                                      (17,430)
                                                                    -----------

          Net cash provided by financing activities                     562,898
                                                                    -----------

Net decrease in cash                                                     (9,381)

CASH, beginning of period                                                13,690
                                                                    -----------

CASH, end of period                                                 $     4,309
                                                                    ===========

SUPPLEMENTAL CASH FLOW INFORMATION:

  Interest paid                                                     $    27,367
                                                                    ===========

  Income taxes                                                      $        --
                                                                    ===========


                 The accompanying notes are an integral part of
                     these condensed financial statements.

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

1. ORGANIZATION AND NATURE OF BUSINESS

Epic Sports International, Inc. (the "Company" and "Epic") was incorporated on August 12, 2002, in the state of Nevada. On April 26, 2010, the Company formally changed its name from Klip America, Inc. to Epic. The Company, pursuant to an agreement dated September 18, 2008 with Capstone Capital Group I, LLC ("Capstone"), issued 20,000 shares of Convertible Series A Preferred Stock to Universal Apparel Holdings, Inc. ("UAH"), which is related to Capstone, giving UAH 80% ownership in the Company.

The Company is an importer and wholesale distributor of high-end performance and lifestyle apparel, tennis racquets, tennis bags and sporting goods accessories. In January 2009, the Company became the worldwide licensee for Volkl and Boris Becker Tennis.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying condensed financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information and in accordance with Rule 10-01 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by account principles generally accepted in the United States for complete financial statement presentation. In the opinion of management, all adjustments for a fair statement of the results of operations and financial position for the interim period have been included. The results of operations for the interim period presented is not necessarily indicative of the result of operations to be expected for the year. These condensed financial statements should be read in conjunction with the audited financial statements for the years ended December 31, 2009 and 2008.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. Significant estimates include, but are not limited to, the valuation allowance for deferred income taxes, the amount of impairment of long-lived assets, inventory obsolescence and the allowance for chargebacks.

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the net carrying amount may not be recoverable. When such events occur, the estimated future undiscounted cash flows associated with the asset are compared to the asset's carrying amount to determine if a write-down to fair value is required. The Company measures impairment by comparing the carrying value of each group of assets that generates cash flows with the estimated present value of the corresponding cash flows. If the expected present value of the future cash flows is less than the carrying amount of the asset group, the Company recognizes an impairment loss. Management has reviewed the Company's long-lived assets and believes that there has been no impairment.

3. DUE FROM FACTOR - RELATED PARTY

In February 2007 the Company entered into a factoring agreement with a related party ("factor"). Under the terms of the agreement the factor has agreed to purchase the eligible receivables at the calculated borrowing base. The factor has been granted a security interest in substantially all of the Company's assets.

The agreement remains in effect until either party terminates the agreement upon giving no less than thirty day's written notice.

For the nine months ended September 30, 2010 interest and commissions amounted to approximately $138,000.

4. LOAN PAYABLE - RELATED PARTY

The Company entered into a five year purchase order financing agreement with a related party which expires in 2013, and bears interest at 16% per annum. At September 30, 2010, the Company owes $209,774 under this agreement. Interest expense for the nine months ended September 30, 2010 amounted to approximately $9,800.

5. ACQUISITION

On January 28, 2010, the Company entered into a Letter of Intent to be acquired by Amincor, Inc. ("Amincor"), a related party. On October 18, 2010 Amincor exercised its right under the letter of intent and acquired 80% of the issued and outstanding stock of the Company.

EPIC SPORTS INTERNATIONAL, INC.
--------------------------------------------------------------------------------

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

September 30, 2010
--------------------------------------------------------------------------------

6. LIQUIDITY

The Company has incurred losses and negative cash flows from operations for the years ended December 31, 2009 and 2008 and for the nine months ended September 30, 2010. The Company has taken steps to improve its liquidity by consolidating its operations, and by seeking additional ways of increasing its operational efficiency.

Management has entered into an agreement with a company that will allow it to continue its operations and implement new strategies for future growth (See Note
7). Although management is confident that these steps will allow the Company to succeed, there are no assurances that they will be successful in their endeavors.

7. SUBSEQUENT EVENTS

On October 26, 2010, Epic entered into a Strategic Alliance Agreement ("The Agreement") with Samsung C&T America, Inc., ("Samsung"). The Agreement shall be in effect until December 31, 2014 and shall automatically renew for consecutive four year terms unless either party gives written notice of its intent not to renew.

Pursuant to the terms of the Agreement Samsung has appointed Epic as its exclusive representative for the sale of certain Epic products which will be funded and purchased by Samsung. As compensation for the services to be rendered by Epic they will be paid a commission on a monthly basis equal to 21% of the net invoice amount billed to customers after certain adjustments as defined in the Agreement have been applied.

In addition Samsung also has the right to purchase certain of Epic's current inventory up to $500,000 on terms mutually agreed upon by the parties.

The Company has evaluated its subsequent events through December 23, 2010, the date that the accompanying condensed financial statements were available to be issued. The Company had no additional subsequent events requiring disclosure.

                         AMINCOR, INC. AND SUBSIDIARIES

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidating balance sheet as of September 30, 2010 combines the consolidating historical balance sheet of Amincor, Inc. and Subsidiary (the "Company" or "Amincor") as of September 30, 2010, and the balance sheets of Epic Sports International, Inc. ("Epic"), as well as three additional Amincor subsidiaries also acquired on October 18, 2010:
Baker's Pride, Inc. ("BPI"), Masonry Supply Holding Corp. ("Masonry"), and Tyree Holdings Corp. ("Tyree"). The pro forma condensed consolidating balance sheets as of September 30, 2010 are presented under the "as if pooling-of-interest method" of accounting, as the entities are under common control, giving effect to the acquisition of BPI, Epic, Masonry, and Tyree, pursuant to the letters of intent to acquire the outstanding stock, on October 18, 2010, as if it had occurred on September 30, 2010.

The following unaudited pro forma condensed consolidating statement of operations for the year ended December 31, 2009 combines the historical statement of operations of Amincor, Inc. for the year ended December 31, 2009 and the statements of operations of BPI, Epic, Masonry, Tulare Holdings, Inc. ("Tulare") and Tyree for the year ended December 31, 2009, giving effect to the BPI, Epic, Masonry, Tulare and Tyree acquisitions as if it had occurred on January 1, 2009.

The following unaudited pro forma condensed consolidating statement of operations for the nine months ended September 30, 2010 combines the historical consolidating statement of operations of Amincor, Inc. and Subsidiary for the nine months ended September 30, 2010, and the statements of operations of BPI, Epic, Masonry and Tyree for the nine months ended September 30, 2010, giving effect to the BPI, Epic, Masonry and Tyree acquisitions as if it had occurred on January 1, 2010.

The unaudited pro forma condensed consolidating financial statements have been prepared giving effect to, among other things, the BPI, Epic, Masonry, and Tyree acquisitions which will be accounted for as an "as if pooling-of-interest" in accordance with ASC 805-50 for business combinations for entities under common control. Since the Company and BPI, Epic, Masonry, and Tyree are deemed entities under the common control of Amincor, the acquisition will be recorded using the as if pooling-of-interest method and the financial information for all periods presented subsequent to October 15, 2008 for BPI, September 19, 2008 for Epic, December 31, 2009 for Masonry, and January 17, 2008 for Tyree, the dates the entities came under common control, will be presented as if the entities had been combined.

The unaudited pro forma condensed consolidating financial statements are based on the estimates and assumptions set forth in the notes to such statements, which have been made solely for purposes of developing such pro forma information. The pro forma adjustments are based upon available information that we believe is reasonable under the circumstances, and is subject to revision. The unaudited pro forma condensed consolidating financial statements are presented for informational purposes only, and we cannot assure you that the assumptions used in the preparation of the unaudited pro forma condensed consolidating financial statements will ultimately prove to be correct. The unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the BPI, Epic, Masonry, Tulare and Tyree acquisitions taken place on the dates noted or the future financial position or operating results of the combined Company.

                         AMINCOR, INC. AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATING BALANCE SHEETS
                               SEPTEMBER 30, 2010

                                                                             EPIC SPORTS          MASONRY
                                   COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,     SUPPLY HOLDING
                                    REPORTED                INC.                 INC.              CORP.
                                   -----------          -----------          -----------        -----------
            ASSETS

CURRENT ASSETS                     $ 7,412,357          $ 5,389,683          $   878,033        $ 1,454,996

PROPERTY AND EQUIPMENT                 362,366              143,292               15,554          2,025,925

INTANGIBLE ASSETS                           --           13,921,971              551,873            968,025

OTHER ASSETS                           306,667                   --                6,496                 --
                                   -----------          -----------          -----------        -----------

    TOTAL ASSETS                   $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                $ 9,251,887          $ 5,556,234          $ 1,756,421        $ 3,106,402

LONG-TERM LIABILITIES                       --                   --               77,568            236,531
                                   -----------          -----------          -----------        -----------

    TOTAL LIABILITIES                9,251,887            5,556,234            1,833,989          3,342,933
                                   -----------          -----------          -----------        -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                   (1,170,497)          13,898,712             (382,033)         1,106,013

NON-CONTROLLING INTERESTS                   --                   --                   --                 --
                                   -----------          -----------          -----------        -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                          (1,170,497)          13,898,712             (382,033)         1,106,013
                                   -----------          -----------          -----------        -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                         $ 8,081,390          $19,454,946          $ 1,451,956        $ 4,448,946
                                   ===========          ===========          ===========        ===========

                                   TYREE HOLDINGS        PRO FORMA            PRO FORMA
                                       CORP.            ADJUSTMENTS          CONSOLIDATED
                                    -----------         -----------          ------------
            ASSETS

CURRENT ASSETS                      $23,273,893         $        --          $38,408,962

PROPERTY AND EQUIPMENT                2,600,011                  --            5,147,148

INTANGIBLE ASSETS                    15,088,295                  --           30,530,164

OTHER ASSETS                            483,557                  --              796,720
                                    -----------         -----------          -----------

    TOTAL ASSETS                    $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

      LIABILITIES AND
STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES                 $36,241,757         $        --          $55,912,701

LONG-TERM LIABILITIES                 1,257,765                  --            1,571,864
                                    -----------         -----------          -----------

    TOTAL LIABILITIES                37,499,522                  --           57,484,565
                                    -----------         -----------          -----------
TOTAL AMINCOR, INC. AND
 SUBSIDIARIES STOCKHOLDERS'
 EQUITY (DEFICIT)                     3,946,234 (1)      (2,106,665)          15,291,764

NON-CONTROLLING INTERESTS                    -- (1)       2,106,665            2,106,665
                                    -----------         -----------          -----------
TOTAL STOCKHOLDERS' EQUITY
 (DEFICIT)                            3,946,234                  --           17,398,429
                                    -----------         -----------          -----------
TOTAL LIABILITIES AND
 STOCKHOLDERS' EQUITY
 (DEFICIT)                          $41,445,756         $        --          $74,882,994
                                    ===========         ===========          ===========

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                               SEPTEMBER 30, 2010


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating balance sheets presents the financial position of the Company on September 30, 2010, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., and Tyree Holdings Corp. on September 30, 2010.

PRO FORMA ADJUSTMENTS

(1)  To record as of September 30, 2010 the non-controlling interests in equity:

             Epic Sports International, Inc.          $  (962,463)
             Tyree Holdings Corp.                      (1,144,202)
                                                      -----------

                                                      $(2,106,665)
                                                      ===========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2009

                                                                                       EPIC SPORTS             MASONRY
                                          COMPANY AS           BAKER'S PRIDE,         INTERNATIONAL,        SUPPLY HOLDING
                                           REPORTED                INC.                    INC.                  CORP.
                                         ------------          ------------           ------------           ------------
NET REVENUES                             $         --          $ 13,345,574           $  3,803,853           $ 10,126,542

COST OF REVENUES                                   --             9,154,517              2,654,319              9,642,659
                                         ------------          ------------           ------------           ------------

GROSS PROFIT                                       --             4,191,057              1,149,534                483,883

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                           --             4,319,410              2,416,120              3,132,827
                                         ------------          ------------           ------------           ------------

LOSS FROM OPERATIONS                               --              (128,353)            (1,266,586)            (2,648,944)

NON-OPERATING EXPENSES                             --               654,844                966,985              6,888,710
                                         ------------          ------------           ------------           ------------

NET LOSS                                 $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --          $         --           $         --           $         --
                                         ============          ============           ============           ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                            $         --          $   (783,197)          $ (2,233,571)          $ (9,537,654)
                                         ============          ============           ============           ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $        --
                                         ===========
  DILUTED                                $        --
                                         ===========

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                   14,126,820
                                         ===========
  DILUTED                                 14,126,820
                                         ===========

                                         TULARE HOLDINGS,       TYREE HOLDINGS           PRO FORMA            PRO FORMA
                                              INC.                   CORP.              ADJUSTMENTS          CONSOLIDATED
                                          ------------           ------------           -----------          ------------

NET REVENUES                              $ 11,324,456           $ 53,654,956           $        --          $ 92,255,381

COST OF REVENUES                            10,919,274             44,234,184                    --            76,604,953
                                          ------------           ------------           -----------          ------------

GROSS PROFIT                                   405,182              9,420,772                    --            15,650,428

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                     1,936,173             10,831,583                    --            22,636,113
                                          ------------           ------------           -----------          ------------

LOSS FROM OPERATIONS                        (1,530,991)            (1,410,811)                   --            (6,985,685)

NON-OPERATING EXPENSES                       5,884,810              1,203,353                    --            15,598,702
                                          ------------           ------------           -----------          ------------

NET LOSS                                  $ (7,415,801)          $ (2,614,164)          $        --          $(22,584,387)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS                $         --           $         --  (1)      $  (726,430)         $   (726,430)
                                          ============           ============           ===========          ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC AND
 SUBSIDIARIES                             $ (7,415,801)          $ (2,614,164)          $   726,430          $(21,857,957)
                                          ============           ============           ===========          ============

TOTAL NET LOSS PER SHARE:
  BASIC                                                                                                      $      (1.55)
                                                                                                             ============
  DILUTED                                                                                                    $      (1.55)
                                                                                                             ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                                                                                        14,126,820
                                                                                                             ============
  DILUTED                                                                                                      14,126,820
                                                                                                             ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2009


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating statements of operations included the results of the Company for the year ended December 31, 2009, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., Tulare Holdings, Inc. and Tyree Holdings Corp. for the year ended December 31, 2009.

PRO FORMA ADJUSTMENTS

(1)  To  record,   for  the  year  ended  December  31,  2009,  the  net  losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(446,714)
              Tyree Holdings Corp.                      (279,716)
                                                       ---------

                                                       $(726,430)
                                                       =========

                         AMINCOR, INC. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATING STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010


                                                                                   EPIC SPORTS            MASONRY
                                         COMPANY AS          BAKER'S PRIDE,       INTERNATIONAL,       SUPPLY HOLDING
                                          REPORTED                INC.                 INC.                CORP.
                                         -----------          -----------          -----------          -----------
NET REVENUES                             $  8,514,015         $  9,907,509         $  2,809,986         $  5,060,372

COST OF REVENUES                            7,843,618            6,706,454            2,114,287            4,082,246
                                         ------------         ------------         ------------         ------------

GROSS PROFIT                                  670,397            3,201,055              695,699              978,126

SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES                    1,775,890            3,052,829            1,855,173            2,478,294
                                         ------------         ------------         ------------         ------------

(LOSS) INCOME FROM OPERATIONS              (1,105,493)             148,226           (1,159,474)          (1,500,168)

NON-OPERATING EXPENSES                        397,411              377,810              165,844              154,766
                                         ------------         ------------         ------------         ------------

NET LOSS                                 $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS               $         --         $         --         $         --         $         --
                                         ============         ============         ============         ============

NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES                            $ (1,502,904)        $   (229,584)        $ (1,325,318)        $ (1,654,934)
                                         ============         ============         ============         ============

TOTAL NET LOSS PER SHARE:
  BASIC                                  $      (0.05)
                                         ============
  DILUTED                                $      (0.05)
                                         ============

WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC                                    29,189,177
                                         ============
  DILUTED                                  29,189,177
                                         ============

                                         TYREE HOLDINGS         PRO FORMA           PRO FORMA
                                             CORP.             ADJUSTMENTS         CONSOLIDATED
                                          -----------          -----------         ------------
NET REVENUES
                                          $ 30,370,792         $         --        $ 56,662,674
COST OF REVENUES
                                            23,919,081                   --          44,665,686
                                          ------------         ------------        ------------
GROSS PROFIT
                                             6,451,711                   --          11,996,988
SELLING, GENERAL AND
 ADMINISTRATIVE EXPENSES
                                            10,753,508                   --          19,915,694
                                          ------------         ------------        ------------
(LOSS) INCOME FROM OPERATIONS
                                            (4,301,797)                  --          (7,918,706)
NON-OPERATING EXPENSES
                                               794,283                   --           1,890,114
                                          ------------         ------------        ------------
NET LOSS
                                          $ (5,096,080)        $         --        $ (9,808,820)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 NON-CONTROLLING INTERESTS
                                          $         --  (1)    $   (810,345)       $   (810,345)
                                          ============         ============        ============
NET LOSS ATTRIBUTABLE TO
 AMINCOR, INC. AND
 SUBSIDIARIES
                                          $ (5,096,080)        $    810,345        $ (8,998,475)
                                          ============         ============        ============
TOTAL NET LOSS PER SHARE:
  BASIC
                                                                                   $      (0.34)
  DILUTED                                                                          ============
                                                                                   $      (0.34)
                                                                                   ============
WEIGHTED AVERAGE SHARES OUTSTANDING:
  BASIC
                                                                                     29,189,177
  DILUTED                                                                          ============
                                                                                     29,189,177
                                                                                   ============

                         AMINCOR, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATING FINANCIAL STATEMENTS
                      NINE MONTHS ENDED SEPTEMBER 30, 2010


BASIS OF PRESENTATION

The unaudited pro forma condensed consolidating statements of operations included the results of the Company for the nine months ended September 30, 2010, and Baker's Pride, Inc., Epic Sports International, Inc., Masonry Supply Holding Corp., and Tyree Holdings Corp. for the nine months ended September 30, 2010.

PRO FORMA ADJUSTMENTS

(1) To record, for the nine months ended September 30, 2010, the net losses attributable to non-controlling interests:

              Epic Sports International, Inc.          $(265,064)
              Tyree Holdings Corp.                      (545,281)
                                                       ---------

                                                       $(810,345)
                                                       =========

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Amincor, Inc.
                                             (Registrant)

Date: December 28, 2010
                                             /s/ Joseph F. Ingrassia
                                             -----------------------------------
                                             Joseph F. Ingrassia, Vice President